Financial instruments	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Financial instruments

18.     Financial instruments:

(a)	Fair value:

The carrying values of cash and cash equivalents, short-term investments, restricted cash, accounts receivable, loans to affiliate and accounts payable and accrued liabilities approximate their fair values because of their short term to maturity.

As of December 31, 2018, the fair value of the Company’s revolving and term loan credit facilities, excluding deferred financing fees is $2,875,691,000 (2017 - $1,940,215,000) and the carrying value is $2,944,602,000 (2017 - $2,050,137,000). As of December 31, 2018, the fair value of the Company’s long-term obligations under capital lease, excluding deferred financing fees, is $660,919,000 (2017 - $653,007,000) and the carrying value is $647,664,000 (2017 - $648,840,000). The fair value of the revolving and term loan credit facilities and long-term obligations under capital lease, excluding deferred financing fees, are estimated based on expected principal repayments and interest, discounted by relevant forward rates plus a margin appropriate to the credit risk of the Company. Therefore, the Company has categorized the fair value of these financial instruments as Level 2 in the fair value hierarchy.

As of December 31, 2018, the fair value of the Company’s senior unsecured notes is $400,049,000 (2017 – $423,184,000) and the carrying value is $400,396,000 (2017 – $417,925,000). The fair value of senior unsecured notes is calculated based on a quoted price that is readily and regularly available in an active market. Therefore, the Company has categorized the fair value of these financial instruments as Level 1 in the fair value hierarchy.

As of December 31, 2018, the fair value of the 2025 Notes is $236,349,000 (2017 – nil) and the carrying value is $166,608,000 (2017 – nil). The Annual Put Right included in the 2025 Notes is considered an embedded derivative that is separately accounted for and is re-measured at fair value at the end of each reporting period. The fair value of the derivative put instrument at each reporting period is derived from the difference between the fair value of the 2025 Notes and the fair value of a similar debt without an Annual Put Right, which is calculated using a trinomial tree. The assumptions used include the estimate of the risk-free yield curve, interest volatility and the Company’s specific credit risk. The fair value of the 2025 Notes and derivative put instrument is determined based on interest rate inputs that are unobservable. Therefore, the Company has categorized the fair value of these derivative financial instruments as Level 3 in the fair value hierarchy.

The Company’s interest rate derivative financial instruments are re-measured to fair value at the end of each reporting period. The fair values of the interest rate derivative financial instruments are calculated by using discounted cash flows of both the fixed rate and variable rate interest rate payments. The discount rate is derived from a yield curve created by nationally recognized financial institutions adjusted for the associated credit risk. The fair values of the interest rate derivative financial instruments are determined based on inputs that are readily available in public markets or can be derived from information available in publicly quoted markets. Therefore, the Company has categorized the fair value of these derivative financial instruments as Level 2 in the fair value hierarchy.

In 2016 the Company’s vessels held for use with a carrying amount of $619,521,000 were written down to their fair value of $334,326,000 resulting in a non-cash impairment charge of $285,195,000 which was included in earnings for the year ended December 31, 2016.  The estimated fair value, measured on a non-recurring basis, of the Company’s vessels held for use is calculated based on discounted cash flows using inputs, other than quoted prices in active markets, that are observable either directly or indirectly.  Therefore the Company has categorized the fair value of the vessels as Level 2 in the fair value hierarchy.

(b)	Interest rate derivative financial instruments:

The Company uses interest rate derivative financial instruments, consisting of interest rate swaps and interest rate swaptions, to manage its interest rate risk associated with its variable rate debt.  If interest rates remain at their current levels, the Company expects that $27,022,000 would be settled in cash in the next 12 months on instruments maturing after December 31, 2018.  The amount of the actual settlement may be different depending on the interest rate in effect at the time settlements are made.

As of December 31, 2018, the Company had the following outstanding interest rate derivatives:

Fixed per annum rate swapped for LIBOR	Notional amount as of December 31, 2018	Maximum notional amount(1)	Effective date	Ending date
5.8700%	$539,114	$539,114	August 31, 2017	November 28, 2025	(2)
5.4200%	362,437	362,437	September 6, 2007	May 31, 2024
5.6000%	121,600	121,600	June 23, 2010	December 23, 2021	(3)
3.2675%	69,882	69,882	September 8, 2015	September 8, 2020
3.0900%	68,443	68,443	June 5, 2015	June 5, 2020
1.6000%	42,293	42,293	April 7, 2014	March 20, 2019

(1)	Over the term of the interest rate swaps, the notional amounts increase and decrease. These amounts represent the peak notional amounts over the remaining term of the swap.
(2)

Swap counterparty has an early termination right in August 2019 which may require the Company to settle the swap earlier than the termination date. The fair value liability as of December 31, 2018 for this swap is $68,728,000.

(3)	Prospectively de-designated as an accounting hedge in 2008.

During the year ended December 31, 2018, the Company paid nil (2017 - $8,107,000; 2016 – 31,211,000) related to swap terminations.

(c)	Fair value of asset and liability derivatives:

The following provides information about the Company’s derivatives:

	2018	2017
Fair value of financial instruments asset
Interest rate swaps	$113	$—
Fair value of financial instruments liability
Interest rate swaps	115,853	168,860
Derivative put instrument	11,319	—

There are no amounts subject to the master netting arrangements in 2018 and 2017.

The following table provides information about gains and losses included in net earnings and reclassified from accumulated other comprehensive loss (“AOCL”) into earnings:

	2018	2017	2016
Earnings (loss) on derivatives recognized in net earnings:
Change in fair value of financial instruments	$14,669	$(12,631)	$(29,118)
Change in fair value of derivative put instrument	821	—	—
Loss reclassified from AOCL to net earnings(1)
Interest expense	$(333)	$(1,927)	$(3,407)
Depreciation and amortization	(784)	(932)	(966)

(1)

The effective portion of changes in unrealized loss on interest rate swaps was recorded in accumulated other comprehensive income until September 30, 2008 when these contracts were voluntarily de-designated as accounting hedges. The amounts in accumulated other comprehensive income are recognized in earnings when and where the previously hedged interest is recognized in earnings.

The estimated amount of AOCL expected to be reclassified to net earnings within the next 12 months is approximately $1,051,000.